January 17, 2012

Supplement

SUPPLEMENT DATED JANUARY 17, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY FIXED INCOME OPPORTUNITIES FUND
Dated February 28, 2011

Effective January 17, 2012, W. David Armstrong and Sanjay Verma will no longer be managing the Fund. As a result, effective January 17, 2012, all references to Messrs. Armstrong and Verma will be deleted from the Prospectus. In addition, the following changes to the Prospectus are effective as of January 17, 2012:

The section of the Prospectus entitled "Fund Summary—Investment Adviser—Portfolio Managers." is hereby deleted and replaced with the following:

The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Eric J. Baurmeister	Managing Director	March 2010

Richard Lindquist	Managing Director	January 2012

Christian G. Roth	Managing Director	March 2010

Jaidip Singh	Executive Director	January 2012

Neil Stone	Managing Director	January 2012

The second, third and fourth paragraphs under the section of the Prospectus entitled "Fund Details—Fund Management" are hereby deleted and replaced with the following:

The Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Eric J. Baurmeister, Richard Lindquist, Christian G. Roth, Jaidip Singh and Neil Stone.

Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997. Mr. Lindquist has been associated with the Adviser in an investment management capacity since November 2011. Mr. Lindquist was a Managing Director and Co-head of U.S. High Yield at Guggenheim Partners from April 2009 to November 2011. Prior to April 2009, he was the Head of U.S. and Global High Yield Fixed Income at HSBC Halbis Partners/HSBC Global Asset Management. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996. Mr. Stone has been associated with the Adviser in an investment management capacity since 1995.

Members of the team collaborate to manage the assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DINSPT3 1/12

JANUARY 17, 2012

Supplement

SUPPLEMENT DATED JANUARY 17, 2012 TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY FIXED INCOME OPPORTUNITIES FUND
Dated February 28, 2011

Effective January 17, 2012, W. David Armstrong and Sanjay Verma will no longer be managing the Fund. As a result, effective January 17, 2012, all references to Messrs. Armstrong and Verma will be deleted from the Statement of Additional Information. In addition, the following changes to the Statement of Additional Information are effective as of January 17, 2012:

The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management—Other Accounts Managed by the Portfolio Managers" is hereby deleted and replaced with the following:

Other Accounts Managed by Portfolio Managers at October 31, 2010 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Eric J. Baurmeister	9	$1.1 billion	19	$2.4 billion	14	$5.0 billion(1)
Richard Lindquist*	—	—	—	—	—	—
Christian G. Roth	7	$2.0 billion	13	$8.0 billion	40	$16.0 billion(2)
Jaidip Singh*	10	$2.0 billion	—	—	18	$6.7 billion(3)
Neil Stone*	9	$958.4 million	—	—	64	$12.5 billion(3)

*  As of September 30, 2011.

(1)  Of these other accounts, two accounts with a total of approximately $464.3 million in assets, had performance-based fees.

(2)  Of these other accounts, four accounts with a total of approximately $1.5 billion in assets, had performance-based fees.

(3)  Of these other accounts, one account with a total of approximately $725.7 million in assets, had performance-based fees.

The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—F. Fund Management—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

As of October 31, 2010, the Messrs. Baurmeister and Roth did not own any shares of the Fund. As of September 30, 2011, Messrs. Linquist, Singh and Stone did not own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.